COHEN & STEERS REALTY INCOME FUND, INC.

CLASS A SHARES

CLASS B SHARES

CLASS C SHARES

CLASS I SHARES

SUPPLEMENT DATED DECEMBER 17, 2007

TO THE PROSPECTUS DATED MAY 1, 2007

The Board of Directors of Cohen & Steers Realty Income Fund, Inc. (the “Fund”) has approved, effective January 15, 2008, changing the Fund’s investment objective to total return through investment in real estate securities. In pursuing total return, the Fund emphasizes both current income and capital appreciation. The Fund may change its investment objective without shareholder approval.

PLEASE RETAIN A COPY OF THIS SUPPLEMENT FOR YOUR RECORDS.